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                                                                    EXHIBIT 10.8

THIS WARRANT AGREEMENT is made the ___ day of __________ ______


BETWEEN:

(1) VIRATA LIMITED (company number 2798338) the registered office of which is situated at Mount Pleasant House, 2 Mount Pleasant, Huntingdon Road, Cambridge CB3 0BL (the "Grantor"); and

(2) COMDISCO, INC., the principal office of which is situated at 6111 North River Road, Rosemont, Illinois 60018, USA (the "Grantee").


RECITALS

(A) The Grantor and the Grantee have entered into a Global Master Rental Agreement dated _____________, ______ (the "Rental Facility Agreement") pursuant to which the Grantor and its affiliates have been granted certain facilities to lease from the Grantee and its affiliates certain equipment.

(B) By a resolution of the board of directors of the Grantor passed on ____________, _____ the Grantor resolved to issue warrants conferring the right on holders thereof to subscribe for up to _____________ D Preference Shares (as defined below) in the capital of the Grantor on the terms and conditions contained in this agreement.

(C) The Grantor has agreed to grant to the Grantee, in consideration for the entry by the Grantee into the Rental Facility Agreement, the right to subscribe for D Preference Shares (as defined below) in the capital of the Grantor on the terms and subject to the conditions herein contained.


AGREED TERMS

    Definitions

    In this agreement the following words and expressions shall unless the context otherwise requires bear the following meanings:

    "the Articles" means the Articles of Association of the Grantor from time to time;

    "Business Day" means any week day (Saturdays, Sundays and public holidays excluded) upon which banks are open for business in the City of London;

    "Companies Act" means the Companies Act 1985 as amended;

    "Consents" means the consents, waivers and resolutions obtained or to be obtained by the Grantor pursuant to clause 5;

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    "D Preference Shares" means D Preference shares of 1 pence each in the capital of the Grantor having the rights and privileges attached thereto as set out in the Articles;

    "Effective Date of Issue" means the date of allotment of D Preference Shares in accordance with clause 4.2(a) following the exercise of any Warrant;

    "the Final Date" means the last date on which the Warrants can be exercised in accordance with Clause 3;

    "Financial Services Act" means the Financial Services Act 1986;

    "Holders" means the Grantee together with any other person who is registered as the holder of a Warrant pursuant to the terms hereof from time to time, and "Holder" shall mean any one of them;

    "Listing" means the inclusion of any part of the Grantor's loan or share capital in the Official List or on the Alternative Investment Market of the London Stock Exchange or on any recognised investment exchange (within the meaning of the Financial Services Act) including any Overseas Investment Exchange or in or on any exchange or market replacing the same;

    "Listing Date" means the date of publication of listing particulars (as defined in Section 144(2) of the Financial Services Act) or of a prospectus (as that term is used in the Companies Act and the Public Offers of Securities Regulations 1995) published in connection with the admission to dealings on a recognised investment exchange (within the meaning of the Financial Services Act) or of an equivalent public offering document published in connection with the admission to dealings on any Overseas Investment Exchange which, in any such case, is published in connection with a Listing;

    "London Stock Exchange" means London Stock Exchange Limited;

    "Memorandum" means the Memorandum of Association of the Grantor from time to time;

    "1933 Act" means the Securities Act of 1933 as amended having effect in the United States of America;

    "Merger Event" has the meaning given thereto in clause 10.1(a);

    "Notice of Exercise" means a notice substantially in the form set out in the Second Schedule hereto and delivered to the Grantor in accordance with clause 4.1;

    "Ordinary Shares" means ordinary shares in the capital of the Grantor having the rights and privileges attached thereto as set out in the Articles;

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    "Overseas Investment Exchange" means an investment exchange (or the successor body to such exchange) listed in either Schedule 1 or Schedule 2 to the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1995, or any statutory instrument substantially re-enacting the same;

    "Person" means any body corporate, partnership, firm, trust, association or other unincorporated body of persons;

    "Record Date" means, in respect of any rights attached, or benefits or entitlements accruing, to any class of share or security in the capital of the Grantor, the date by which holders of such shares or securities are required to be registered in the books of the Grantor as such in order to qualify for such rights, benefits or entitlements;

    "Register" means the register of Holders to be maintained by the Grantor pursuant to clause 9;

    "Transferee" has the meaning given thereto in the Transfer Notice;

    "Transfer Notice" means a notice of transfer of Warrants in the form of the third schedule served on the Grantor in accordance with clause 14;

    "Warrants" means the rights created by this agreement entitling the Holder to subscribe for D Preference Shares subject to the provisions of this agreement;

    "Warrant Certificate" means a certificate representing the Warrant or Warrants held by a Holder from time to time to be issued pursuant to the terms of this agreement and to be in the form set out in the First Schedule hereto;

    "Warrant Exercise Date" means the date on which one or more Warrants are exercised in accordance with clause 4;

    "Warrant Exercise Period" means the period during which the Warrants may be exercised as set out in clause 3; and

    "Warrant Exercise Price" means US$1.10 for each D Preference Share for which the Holder subscribes under this agreement.

    Save where the context otherwise requires, terms defined in the Articles shall have the same meanings when used in this agreement;

    references to clauses and Schedules are references to, respectively, clauses of, and Schedules to, this agreement;

    the expressions "subsidiary" and "holding company" shall have the meanings ascribed to them in Section 736 of the Companies Act;

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    the clause headings in this agreement are inserted for convenience only and shall be ignored in construing this agreement;

    save as expressly provided herein, references to any statute, order or regulation shall be construed as references to such statute, order or regulation as re-enacted, amended, modified, replaced or consolidated from time to time; and

    the singular includes the plural and vice versa.

AGREED TERMS

    Grant of the Right to Subscribe for D Preference Shares

    In consideration of the Grantee entering into the Rental Facility Agreement, the Grantor hereby grants to the Grantee, upon the terms and subject to the conditions contained in this agreement, the right to subscribe at any time and from time to time during the Warrant Exercise Period for up to _______________ D Preference Shares at the Warrant Exercise Price (subject always to the provisions of clause 10).

    The right to subscribe for Preference Shares hereby granted shall be evidenced by Warrant Certificates and title to the Warrants represented thereby and Warrants represented by all subsequently issued Warrant Certificates shall be conclusively evidenced by entry of the Grantee or the relevant Holder, as the case may be, as holder thereof in the Register in accordance with clause 9. Such original Warrant Certificates shall be issued and such entry with respect thereto effected forthwith upon the execution and delivery of this agreement on behalf of the Grantee. All Warrants shall be held subject to the provisions of the Memorandum and Articles and on the terms of this agreement, which are binding upon the Grantee and each of the Holders and all persons claiming through or under them respectively.

    The Grantor hereby covenants for the benefit of the Holders and each of them duly to perform and observe the obligations herein contained and imposed upon it, to the intent that this agreement shall enure for the benefit of all Holders, each of whom may sue for the performance or observance of the provisions hereof so far as its holding of Warrants is concerned.

    Warrant Exercise Period

    Except as otherwise provided for herein, the period during which Warrants may be exercised shall commence on the date of this agreement and shall terminate at 5pm on:

         the date falling ten (10) years thereafter; or

if within the period of five (5) years prior to the date referred to in sub-clause 3(a) above the Grantor has obtained a Listing, the date falling five (5) years from the Listing Date connected with such Listing.

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    Exercise of Warrants

    Warrants may be exercised, in whole or in part, at any time, or from time to time, on or prior to the Final Date by tendering to the Grantor at its registered office:

         a Notice of Exercise duly completed and executed by or on behalf of the Holder concerned;

         the Warrant Certificate relating to the Warrants being exercised; and

         where applicable, a cash sum in respect of the Warrant Exercise Price.

    Once lodged in the manner provided above, any such Notice of Exercise shall be irrevocable, save with the consent of the Grantor.

         D Preference Shares issued pursuant to the exercise of Warrants shall be allotted subject to the provisions of the Articles and in compliance with any applicable law, regulatory requirement, judgment, order or decree, promptly and in any event by no later than 14 days after the date of receipt of such Notice of Exercise, the relevant Warrant Certificate, and (where applicable) a cash sum in respect of the Warrant Exercise Price, or, 14 days after receipt of the valuation referred to in clause 5.4, if later;

         Promptly, and in no event later than 21 days, after the Effective Date of Issue, the Grantor shall execute under its common seal (or otherwise as a deed), in accordance with the Articles, and issue to the relevant Holder a share certificate for the number of D Preference Shares subscribed and shall at the same time, where all the Warrant rights comprised in the Warrant Certificate delivered to the Grantor pursuant to clause 4.1(b) have not been exercised in full, execute under its common seal (or otherwise as a deed) and issue to such Holder a fresh Warrant Certificate indicating the number of D Preference Shares in respect of which the Holder is thereafter entitled to exercise such Warrant;

         Share certificates for the D Preference Shares shall be endorsed with the warranty contained in the penultimate paragraph of the first page of the Warrant Certificates;

         Any Warrant Certificate tendered pursuant to Clause 4.1 will be cancelled and destroyed by the Grantor.

    The Warrant Exercise Price may be paid at the Holder's election either (i) by cheque or banker's draft or wire transfer, or (ii) to the extent permitted by law and providing that the current fair market value of one D Preference Share to be issued on the exercise of a Warrant is not less than $1.10 at the time of such exercise, by reducing the actual number of D Preference Shares to be issued on the exercise of a Warrant by such number, the then

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    current fair market value of which is equal to the Warrant Exercise Price.
    If the Holder selects in the Notice of Exercise to pay the Warrant Exercise Price pursuant to method (ii) above the Grantor will issue D Preference Shares in accordance with the following formula:

         Formula:     X =     Y (A+B)
                              -------
                                 A

    Where  X  =  the number of D Preference Shares to be issued to the Holder;


              Y  =  the number of D Preference Shares the subject of the Notice of Exercise;

              A  =  the then current fair market value of one (1) D Preference
                    Share;

              B  =  the Warrant Exercise Price in respect of one (1) D
                    Preference Share.

    For the purpose of this agreement, the "current fair market value" of a D Preference Share from time to time means:

         if the Warrant Exercise Date falls on or within three Business Days following a Listing of Ordinary Shares involving an offer of Ordinary Shares to the public by placing or otherwise, the price at which Ordinary Shares are offered to members of the public under the terms of such Listing multiplied by the number of Ordinary Shares into which each D Preference Share is convertible under the Articles at the time of such exercise;

         if the Warrant Exercise Date falls outside the period provided for under (a) above and the Ordinary Shares are as a result of a Listing then traded, quoted or admitted to dealings on an exchange or market, then such current fair market value shall be deemed to be the average (i.e. the arithmetical mean) of the closing prices relating to the Ordinary Shares announced by such exchange or market over a twenty-one
         (21) day period (or such lesser period during which the Ordinary Shares have actually been so traded, quoted or admitted to dealings) ending three days before the Warrant Exercise Date multiplied by the number of Ordinary Shares into which each D Preference Share is convertible under the Articles at the time of such exercise; or

         if, at the time such current fair market value falls to be determined, the Ordinary Shares are not as a result of a Listing traded, quoted, or admitted to dealings on an exchange or market, such current fair market value shall be the highest price per Ordinary Share on the Warrant Exercise Date which could be obtained from a willing buyer in the open market for Ordinary Shares (as determined in good faith by the Grantor's auditors on such basis as they shall certify to be fair and reasonable), multiplied by the number of Ordinary Shares into which each D Preference Share is convertible at the time of such exercise.

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    Consents

    The Grantor hereby warrants that it has obtained all necessary consents and waivers from or resolutions of its bankers, shareholders or other persons from whom consents, waivers or resolutions are required for the grant of the Warrants herein contained, the subscription of D Preference Shares by the Grantee, and the full implementation of this agreement in accordance with its terms.

    The Grantor undertakes that it shall use all reasonable commercial endeavours throughout the Warrant Exercise Period to ensure the prompt obtaining of any necessary consents or waivers from or resolutions of its bankers, shareholders or other persons from whom consents, waivers or resolutions are required for the exercise of the Warrants, the subscription of D Preference Shares by the Holders, and the full implementation of this agreement in accordance with its terms.

    In particular, the Consents shall include such consents or resolutions as are required to:

         increase the authorised share capital of the Grantor to enable it to issue up to the aggregate maximum of D Preference Shares referred to in clause 2.1;

         give general and unconditional authority to the directors of the Grantor pursuant to Section 80 of the Companies Act to exercise all powers of the Grantor to allot and issue the D Preference Shares to the Holders;

         give general and unconditional authority to the directors of the Grantor pursuant to Section 95 of the Companies Act to allot and issue the D Preference Shares to the Holders as if Section 89(1) of the Companies Act did not apply to such allotment and issue;

         fully and effectively waive all rights of pre-emption of any person (whether such rights are contained in the Articles or otherwise) to enable this agreement to become effective and to enable the D Preference Shares to be allotted and issued to the Holders free of any such rights; and

    (e) attach to the D Preference Shares to be issued pursuant to the exercise of Warrants at least the same rights and privileges attaching to the existing issued D Preference Shares of 1 pence each in the capital of the Grantor as at the date of this agreement so that the D Preference Shares to be issued rank pari passu in all respects with such existing issued D Preference Shares.

    If the Holder elects to pay the Warrant Exercise Price in accordance with method (ii) described in clause 4.3, and if the Grantor is a public company at the time of the relevant

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exercise of the Warrant, the Grantor shall, on such exercise, instruct its auditors or other appropriate person to prepare a valuation in accordance with
Section 103 of the Companies Act 1985, as amended.


Reservation of Shares

During the Warrant Exercise Period the Grantor will keep available for issue sufficient authorised and unissued D Preference Shares, free of pre-emptive, option or other prior contractual rights, to satisfy in full all Warrants as and when they may be exercised.

Where, at the time of issue of any D Preference Shares pursuant to the exercise of any Warrant, the preference share capital of the Grantor is as a result of a Listing traded, quoted or admitted to dealings on an exchange or market, then the Grantor will (at no charge to the Holder) apply to the relevant exchange or market, as the case may be, for permission to deal in, or for the quotation of such shares or for permission for dealings therein, as the case may be, on such exchange or market.


No Fractional Shares

No fractional shares or rights to shares shall be issued upon the exercise of any Warrant. The number of D Preference Shares being issued shall be rounded down to the nearest whole number, and the Grantor shall make a cash payment to the Holder in lieu of the fractional share entitlement, such cash payment to be calculated on the basis of the then current fair market value of a D Preference Share (as estimated in good faith by the directors of the Grantor if at the relevant time there has been no Listing of Ordinary Shares or D Preference Shares).


No Rights as Shareholder

Save as provided by this agreement, nothing herein contained shall entitle any Holder to any voting rights or other rights as a shareholder of the Grantor prior to the exercise of a Warrant.


Register of Holders of Warrants

The Grantor shall maintain a register showing the names and addresses of Holders and enter therein details of the issue and any transfer or change of ownership of Warrants. The Holders of any of the Warrants may inspect the Register at reasonable times and on reasonable notice during normal office hours.

The Grantor shall be entitled to treat the Holder of each Warrant as the sole and absolute beneficial owner thereof. Accordingly, the Grantor shall not be affected by notice (actual

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or constructive) of, and shall not, except as ordered by a court of competent jurisdiction or as required by applicable law, be bound to recognise, or record in the Register, any note or evidence of, any trust or any other right, title, claim or interest in respect of a Warrant in favour, or for the benefit, of any person other than the Holder.

Adjustment Rights

The number of D Preference Shares that may be subscribed pursuant to the exercise of any Warrant is subject to adjustment as follows:

Reconstruction and Takeover

If, while any Warrant remains exercisable, in whole or in part, there shall be a reconstruction in respect of the Grantor's share capital (other than as referred to in the following provisions of this clause 10), or the shares in the Grantor shall be transferred to a company so that such company becomes the holding company of the Grantor (hereinafter referred to as a "Merger Event"), then, as a condition of and at the same time as such Merger Event, the Grantor shall (subject to clause 10.1(g)) procure that the Holder of each Warrant is granted by the reconstructed or transferee Person a substituted warrant to subscribe for securities in the capital of such Person of a value (having regard to the rights and privileges attaching to such securities) equivalent to the value of the Warrants granted hereunder immediately prior to the Merger Event (as certified in good faith by the Grantor's auditors on such basis as they shall certify to be fair and reasonable having regard to the terms upon which the holders of existing issued D Preference Shares in the Grantor receive shares in such reconstructed or transferee Person following such Merger Event). The auditors' decision shall be final and binding and not subject to review under paragraph (j) of this Clause 10.1. If however the auditors fail or decline to act, the provisions of clause 10.1(j) shall take effect. The Grantee hereby expressly agrees and acknowledges that the substitute warrants may be in respect of only one class of share, namely ordinary shares carrying the unrestricted right to vote at general meetings. The Grantor shall so far as it is able procure that such substitute warrants shall be granted by such Person so that the rights of the Holders thereof (including adjustments of the Warrant Exercise Price and the number of shares which may be subscribed) shall correspond with the rights of Holders under this agreement. The Warrants granted hereunder shall cease to be capable of being exercised immediately upon the grant of such substitute Warrants. The board of directors of the Grantor shall in good faith determine whether any adjustment to the provisions of this agreement is necessary or appropriate following the Merger Event in order to preserve the rights and entitlements of the Holders under this agreement.

Reclassification of Shares

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          If, while any Warrant remains exercisable, in whole or in part, the
          Grantor at any time shall, by consolidation, reclassification, exchange or subdivision or otherwise, reclassify its D Preference Share capital into the same or a different number of securities of any other class or classes (which the Grantor undertakes to do solely in compliance with, and to the extent permitted by, the Articles), then each Warrant shall thereafter represent the right to subscribe for such number and kind of securities as would have been issuable as the result of such consolidation, reclassification, exchange or subdivision with respect to the D Preference Shares which would have been subscribed had such Warrant been exercised immediately prior to the date of such consolidation, reclassification, exchange, subdivision or other change.

     Subdivision or Consolidation

     If, while any Warrant remains exercisable, in whole or in part, the Grantor at any time shall consolidate or sub-divide its D Preference Share capital, the Warrant Exercise Price shall be proportionately decreased in the case of a sub-division, or proportionately increased in the case of a consolidation (as certified in good faith by the Grantor's auditors on such basis as they shall certify to be fair and reasonable).

     Rights Issues and Related Offers

     If, while any Warrant remains exercisable, in whole or in part, the Grantor at any time makes any offer or invitation (whether pursuant to the terms of pre-emption rights or otherwise) to the holders of any of its D Preference Share capital for subscription of any share or loan capital of the Grantor, including an offer or invitation in relation to any rights issue, the Grantor shall procure that at the same time as such offer or invitation is made, a similar offer or invitation (including an offer or invitation in relation to any rights issue) is made to Holders as if each Holder's rights to subscribe for D Preference Shares pursuant to exercise of Warrants had been exercised immediately prior to the Record Date applicable to such offer or invitation.

     Winding-Up of Grantor

     If an order is made or an effective resolution is passed on or before the Final Date for the voluntary winding-up of the Grantor (except for the purpose of reconstruction in which case the provisions of clause 10.1(a) shall apply) each Holder shall be entitled for the purpose of ascertaining such Holder's rights in such winding-up to be treated as if such Holder had, immediately before the date of the making of the order or the passing of the resolution, exercised its rights to subscribe for the maximum number of D Preference Shares pursuant to exercise of the Warrants and in that event such Holder shall be entitled to receive out of the assets available in the liquidation pari passu with the holders of the existing issued D Preference Shares such a sum as such Holder would have received had such Holder been the holder of the D Preference Shares to which such Holder would have become entitled by virtue of such exercise, after deducting a sum equal to the sum which would have been

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     payable in respect of the relevant Warrant Exercise Price. Subject to this clause 10.1(e), all Warrants shall lapse on liquidation of the Grantor.

     Schemes of Arrangement

     The Grantor will procure that, while any Warrant remains exercisable, in whole or in part, there shall be no compromise or scheme of arrangement (within the meaning of Section 425 of the Companies Act) affecting the D Preference Share capital of the Grantor unless either (i) the Holders shall be granted substitute Warrants pursuant to clause 10.1(a) or (ii) the Holders shall be treated as members of the Grantor to the extent of the maximum number of D Preference Shares for which they shall be entitled to subscribe pursuant to the exercise of Warrants and shall be a party to such scheme. The decision as to which of the above alternatives will apply shall be that of the Grantor.

     Take-over Bids

          If, while any Warrant remains exercisable, in whole or in part, an offer is made or proposed to be made to shareholders of the Grantor to acquire the whole or any part of the issued share capital of the Grantor and the Grantor becomes aware that, as a result of such offer, the right to cast a majority of the votes which may ordinarily be cast at a General Meeting of the Grantor may become vested in the offeror the Grantor shall give notice thereof to the Holders as soon as practicable and in any event within four Business Days of its becoming so aware. For the avoidance of doubt, the publication of a scheme of arrangement under the Companies Act providing for the acquisition by any Person of the whole or any part of the share capital of the Grantor and an agreement for the purchase of shares by private treaty shall be deemed to be the making of an offer for these purposes. The Grantor shall in any such case procure either (i) that the Holders shall be granted substitute Warrants pursuant to clause 10.1(a) or
          (ii) that the benefit of such an offer is extended to each of the Holders in respect of such number of D Preference Shares as such Holder may specify (up to its maximum entitlement to subscribe pursuant to the exercise of its Warrant) subject only to payment of the Warrant Exercise Price. The decision as to which of the above alternatives will apply shall be that of the Grantor.

     Capitalisation and Bonus Rights

          If, while any Warrant remains exercisable, in whole or in part, the Grantor at any time shall (i) capitalise any profits or reserves (including share premium account and capital redemption reserve) or
          (ii) make any issue of shares to its D Preference Shareholders by way of rights or bonus, then the number of D Preference Shares referred to in clause 2.1 shall be increased by a number of additional D Preference Shares, such number to be calculated by dividing the aggregate number of shares which would be issued to the Holders under
          (i) or (ii) of this sub-clause (h) if the Holders had exercised their right to subscribe for the maximum number of D Preference Shares on the Record Date ("the Bonus Shares") by the amount credited as fully paid up on each Bonus Share.

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     Notification

          The Grantor undertakes that, without prejudice to its other obligations to notify the Grantee pursuant to this agreement, it shall notify the Holders by way of a copy of the notice of Annual or Extraordinary General Meeting of the Company (at the same time as such notice is issued to the members of the Company) of any proposed amendment or modification to the Memorandum or the Articles.

          Resolution of Disputes as to Entitlements

          If any question shall arise in regard to the number of D Preference Shares that may be subscribed pursuant to the exercise of any Warrant, following the coming into effect of any adjustment referred to in the provisions of this clause 10, the same shall be referred for determination either by some person, firm or company nominated jointly for such purpose by the Grantor and the relevant Holder or, failing agreement on such joint nomination, by the firm of chartered accountants to be nominated at the request of the Grantor or the relevant Holder by the President for the time being of the Institute of Chartered Accountants in England and Wales and so that any person, firm or company so nominated shall be deemed to be acting as an expert or experts and not as an arbitrator or arbitrators and his or their decision shall accordingly be conclusive and binding on all concerned.

          Notice of Adjustment

          The Grantor shall send to Holders: (a) prior written notice of the Record Date applicable to any dividend, distribution, issue or subscription rights or the effective date of any such capitalisation referred to above or the date set for determining rights to vote in respect of any such Merger Event, liquidation or winding-up (as the context requires); and (b) in the case of any such Merger Event, liquidation or winding-up, the required notice, as prescribed by the Articles, of the date when the same shall take place (and specifying the date on which the holders of preference shares in the capital of the Grantee shall be entitled to exchange their shares for securities or other property deliverable upon such Merger Event, liquidation or winding-up). In the case of a Listing, the Grantor shall give Holders not less than 45 clear days' written notice prior to the Listing Date applicable thereto. In addition, each such written notice to Holders shall contain, in reasonable detail, (i) the event requiring the adjustment, (ii) the amount of the adjustment, (iii) the method by which such adjustment was calculated, and (iv) the number of additional D Preference Shares (or the number and class of the securities for which the Warrants will represent the right to subscribe pursuant to this clause 10 following the relevant adjustment) to which such Holder's Warrant enables the Holder to subscribe after giving effect to such adjustment. For the avoidance of doubt, the Grantor shall not require Holders' consent in any of the events detailed above requiring prior written notice.

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     Replacement Warrant Certificates

     The Grantor shall, forthwith upon any adjustment as is referred to above becoming effective, and at no charge to each Holder:

     issue to such Holder a replacement Warrant Certificate, executed under the Grantor's common seal (or otherwise executed as a deed), showing the Warrant Exercise Price and number of D Preference Shares (or the securities for which the Warrants represent the right to subscribe pursuant to this clause 10 following such adjustment) that may be subscribed pursuant to exercise of such Warrant following such adjustment becoming effective, against either (i) the surrender of the existing Warrant Certificate, or
     (ii) an indemnity from the Holder in a form reasonably satisfactory to the Grantor where the existing Warrant Certificate has been lost, stolen, defaced, mutilated or destroyed; and

     upon such issue, procure that an appropriate record thereof is made in the Register.

     Any Warrant Certificate surrendered pursuant to Clause 10.2(a) shall be cancelled and destroyed by the Grantor.

     Holders' Undertakings

     Each Holder hereby undertakes and covenants to and in favour of the
     Grantor:

     not to create or permit to subsist any mortgage, charge, assignation by way of security or other interest, agreement or arrangement having the effect of conferring security on the whole or any part of the Warrants;

     not to make any disposition of all or any portion of the D Preference Shares in the United States or to a United States person unless and until:

     there is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement and all applicable state securities laws; or

     (a) such Holder shall have notified the Grantor of the proposed disposition and shall have furnished the Grantor with a statement of the circumstances surrounding the proposed disposition; and (b) if reasonably requested by the Grantor, such Holder shall have furnished the Grantor with an opinion of counsel (which counsel shall be external to the Holder) addressed to the Grantor and in a form reasonably acceptable to the Grantor, that such disposition will not require registration of such securities under the 1933 Act and that all requisite action has been taken under any applicable securities laws in connection with such disposition; and (c) if reasonably requested by the Grantor, such Holder shall have furnished the Grantor with an undertaking that any requisite action required in the future under any applicable securities laws will be taken in a timely manner.

     Notwithstanding the provisions of paragraphs (b)(i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by any Holder pursuant to Rule 144A or Rule 144(k) promulgated under the 1933 Act or a transfer by a Holder to a subsidiary or affiliate of such Holder, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if such transferee were an original Holder hereunder, and if such transfer is not in violation of any federal or state securities laws.

     Representations, Warranties and Covenants of the Grantor

     The Grantor hereby represents, warrants and covenants in favour of the Grantee and each of the Holders as follows:

          the Grantor is and shall (until it is dissolved) remain a corporation duly incorporated and validly existing under the laws of England and Wales and has all requisite corporate power and authority to carry on its business as now conducted and as presently proposed to be conducted;

          the D Preference Shares to be issued upon valid exercise of Warrants, when issued, will be validly issued, fully paid, not subject to any call for the payment of further capital, free of any taxes, liens, charges or encumbrances of any nature whatsoever and, based in part upon the representations of the Grantee contained in this agreement, will be issued in compliance with applicable law, including without limitation the Companies Act. The Ordinary Shares into which the D Preference Shares may be converted in accordance with the terms of the Articles shall, upon such conversion, be duly and validly issued, fully paid and not subject to any call for the payment of further capital and issued in compliance with applicable laws as aforesaid;

          the existing issued shares in the capital of the Grantor were duly and validly authorised allotted and issued, fully paid, are not subject to any call for the payment of further capital and were issued in compliance with applicable law, including without limitation the Companies Act and all US federal and state securities laws applicable at the relevant time to the Grantor;

          the Grantor has made available to the Grantee on the date of this agreement true, correct and complete copies of the Memorandum and Articles, and the Grantor shall supply to each Holder, within fourteen days of the relevant resolution being passed, a copy of any resolution amending either the Memorandum or the Articles;

          the issue of share certificates for D Preference Shares upon exercise of Warrants shall be made without charge to the Holder for any cost incurred by the Grantor in connection with such exercise and the related issue of such D Preference Shares;

          the execution and delivery by the Grantor of this agreement and the performance of all its obligations hereunder, including (but not limited to) the issue of the Warrants, have been duly authorised by all necessary action on the part of the Grantor and the entry by the Grantor into the Rental Facility Agreement and this agreement does not conflict with, or contravene any provision of the Memorandum or the Articles and does not contravene any United Kingdom law or governmental rule, regulation or order applicable to it, does not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which it is a party or by which it or any of its assets is bound, and the Warrants and this agreement constitute the legal and valid obligations of the Grantor, enforceable against it in accordance with their respective terms;

          no consent or approval of, giving of notice to, registration with, or taking of any other action in respect of any United Kingdom governmental authority or agency is required with respect to the execution, delivery and performance by the Grantor of its obligations under the Warrants or this agreement, except for the filing of documents with the Companies' Registry for England and Wales. Any such filings shall be effected promptly and in any event within the period permitted by Statute;

          the Grantor is not, pursuant to the terms of any agreement, under any obligation to (i) secure any Listing in respect of, or (ii) make any offer to the public in respect of, any of its issued loan or share capital.

     In the event of any breach of any of the representations, warranties and covenants set out in clause 12.1, the Grantor shall have no liability in respect of such breach unless written notice of a claim in relation to such breach is given by the relevant Holder no later than twelve months following the date that such Holder became aware, or ought reasonably to have become aware, of such breach.

     Grantee's Undertakings

          The Grantee hereby acknowledges that, in reliance upon the representations and warranties of the Grantor set forth herein, the Warrants are, and the D Preference Shares shall be, issued without registration under the 1933 Act or any state securities laws and consequently none of the Warrants or the D Preference Shares (collectively, the "Securities") may be sold, transferred or otherwise disposed of without registration under the 1933 Act and any applicable state securities laws or an exemption therefrom.

          The Grantee hereby represents, warrants and covenants in favour of the
          Grantor:

          that the Securities are or will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Grantee has no present intention of selling or engaging in any public distribution of the same;

          that the Grantee has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment;

          that the Grantee understands that if the Grantee does not register with the Securities and Exchange Commission pursuant to Section 12 of the 1933 Act, or file reports pursuant to Section 15(d) of the Securities Exchange Act of 1934, or if a registration statement covering the securities under the 1933 Act is not in effect when it desires to sell (i) the rights to purchase D Preference Shares pursuant to this Warrant Agreement, or (ii) the D Preference Shares issuable upon exercise of the right to purchase, it may be required to hold such securities for an indefinite period. The Grantee also understands that any sale of the Securities which might be made by it in reliance upon Rule 144 under the 1933 Act may be made only in accordance with the terms and conditions of that Rule;

          that the Grantee is an "accredited investor" within the meaning of the Securities and Exchange Rule 501 of Regulation D, as presently in effect.

     Transfers

     Subject to clause 11, every Holder shall be entitled to transfer the Warrants held by him or any part thereof provided that in no event shall the aggregate number of transfers of Warrants by all Holders exceed three
     (3), and provided that the Holder shall inform the Grantor, at least ten
     (10) days prior to any proposed transfer, of the identity of the proposed transferee, and the Holder will not transfer the Warrants or any interest therein to any party determined by the board of directors of the Grantor, in good faith, and so communicated to the Holder prior to the expiration of such ten (10) day period, to be a competitor of the Grantor. There shall not be included in any transfer any warrants other than the Warrants constituted by this agreement. Each transfer shall be recorded upon service on the Grantor of a Transfer Notice. When a Holder transfers part only of the Warrants comprised in a certificate the old certificate shall be cancelled and a new certificate for the balance of such Warrants issued by the Grantor without charge.

     Notices

     Any notice or other written communication given under or in connection with this agreement may be delivered personally or sent by first class post (airmail if overseas) or by telex or facsimile.

     The address for service of any party shall be its registered office marked for the attention of the Managing Director or, if any other address for service has previously been notified to the server, to the address so notified.

     Any such notice or other written communication shall be deemed to have been served:

          if delivered personally, at the time of delivery;

          if posted, at the expiry of two Business Days or in the case of airmail four Business days after it was posted;

          if sent by telex or facsimile message, at the time of transmission (if sent during normal business hours, that is 9.30 to 17.30 local time) in the place to which it was sent or (if not sent during such normal business hours) at the beginning of the next Business Day in the place to which it was sent.

     In proving such service it shall be sufficient to prove that personal delivery was made, or that such notice or other written communication was properly addressed stamped and posted or in the case of a telex that the intended recipient's answerback code is shown on the copy retained by the sender at the beginning and end of the message or in the case of a facsimile message that an activity or other report from the sender's facsimile machine can be produced in respect of the notice or other written communication showing the recipient's facsimile number and the number of pages transmitted.

     Miscellaneous

     This agreement and the Warrants shall be governed by, and construed in all respects in accordance with, the laws of England and Wales. Each of the parties agrees that the courts of England shall have jurisdiction to hear and settle any disputes or proceedings arising out of this agreement (other than any dispute arising under Clause 10.1, in which event the provisions of Clause 10.1(j) shall apply).

     In the event of any default hereunder, the non-defaulting party may proceed to protect and enforce its rights by action at law, including but not limited to an action for damages as a result of any such default, and/or an action for specific performance for any default where the non-defaulting party will not have an adequate remedy at law and where damages will not be readily ascertainable.

     The Grantor will not recommend the amendment of the Memorandum or Articles in any manner which would have the effect of avoiding the observance or performance of any of the terms of this agreement or the Warrants, or avoid or seek to avoid the observance or performance of any of the terms of this agreement or the Warrants by any other means, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Grantee and/or any Holder under this agreement.

     The representations, warranties, covenants and conditions of the respective parties contained herein or made or deemed made pursuant to this agreement shall survive the execution and delivery of this agreement.

     In the event that any one or more of the provisions of this agreement shall for any reason be held invalid, illegal or unenforceable, the remaining provisions of this agreement shall remain in full force and effect, and the invalid, illegal or unenforceable provision shall be replaced by a valid, legal and enforceable provision, which comes closest to the intention of the parties underlying the invalid, illegal or unenforceable provision.

     Any provision of this agreement may be amended by a written instrument, signed by each Holder and by the Grantor.

IN WITNESS whereof these presents are executed as follows:

EXECUTED and DELIVERED                       )
as a deed by VIRATA LIMITED                       )
     )
acting by [                ]  )
and [                             ]          )


                                             Director


                                             Director/Secretary



SIGNED by                                    )
on behalf of COMDISCO, INC.                  )
in the presence of:                          )